EXHIBIT 99.1

EXCO Resources, Inc.

Audit Committee Charter

This Audit Committee Charter (“Charter”) sets forth the purpose and membership requirements of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of EXCO Resources, Inc. (the “Company”) and establishes the authority and responsibilities delegated to it by the Board.

1.               Purpose.  The Committee has oversight of (i) the accounting and financial reporting processes of the Company, (ii) the integrity of the Company’s financial statements and disclosures, (iii) the Company’s compliance with legal and regulatory requirements, (iv) the qualifications and independence of the Company’s independent auditing firm (the “External Auditors”), (v) the performance of the Company’s internal audit function and External Auditors, (vi) the Company’s internal control systems, and (vii) the Company’s process for monitoring compliance with the Company’s Code of Conduct.

2.               Committee Members.

2.1.                              Composition and Appointment.  The Committee shall consist of three (3) or more members of the Board.  The members and Chairperson of the Committee shall be appointed by the Board. Membership on the Committee shall rotate at the Board’s discretion.  The Board shall fill vacancies on the Committee and may remove a Committee member from the membership of the Committee at any time without cause.  Members shall serve until their successors are appointed by the Board.

2.2.                              Independence.  Each member of the Committee must meet the independence requirements of the NASDAQ Stock Market Marketplace Rules (“NASDAQ”) and applicable state and federal law, including the rules and regulations of the Securities and Exchange Commission (“SEC”) (Rule 10A-3(b) under the Securities Exchange Act of 1934 (the “Exchange Act”), as required by the Sarbanes-Oxley Act of 2002 (“S-O”), Sec. 301), including the following requirements:

2.2.1.                     To be “independent,” a director may not be an officer or employee of the Company or any of its subsidiaries and may not have a relationship with the Company, which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

2.2.2.                     No director shall be considered “independent” if such director is affiliated with the Company or any subsidiary thereof in any capacity, other than in such director’s capacity as a member of the Board, the Committee or any other Board committee or as a stockholder (or employee, partner or director of a stockholder) of the Company’s corporate parent.

2.2.3.                     No director shall be considered “independent” if such director receives, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any subsidiary thereof, other than fees received in such director’s capacity as a member of the Board, the Committee or any other Board committee.

2.2.4.                     No director shall be considered “independent” if such director is, or has been at any time during the past three years, employed by the Company or by any parent or subsidiary of the Company.

2.2.5.                     No director shall be considered “independent” if such director is a family member of an individual who is, or has been at any time during the past three years, employed by the Company or by any parent or subsidiary of the Company as an executive officer.

2.2.6.                     No director shall be considered “independent” if such director is, or has a family member who is, a partner in, or controlling shareholder or an executive officer of, any organization (including any not-for-profit organization) to which the Company made, or from which the Company received, payments for property or services in the current fiscal year or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for the applicable year, or $200,000, whichever is more, other than (i) payments arising solely from investments in the Company’s securities, or (ii) payments made under non-discretionary charitable contribution matching programs.

2.2.7.                     No director shall be considered “independent” if such director is, or has a family member who is, employed as an executive officer of another entity where at any time during the past three years any of the executive officers of the Company served on the compensation committee (or, in the absence of a compensation committee, the board committee performing equivalent functions, or, in the absence of such committee, the board of directors) of such other entity..

2.2.8.                     No director shall be considered “independent” if (i) such director is, or has a family member who is, a current partner of the Company’s External Auditor, or (ii) such director, or a family member of such director, (a) was a partner or employee of the Company’s External Auditor, and (b) worked on the audit engagement for the Company at any time during the past three years.

For purposes of the above, the term “family member” means a person’s spouse, parents, children and siblings, whether by blood, marriage or adoption, or anyone who resides in such person’s home and the term “executive officer” shall mean those officers covered by Rule 16a-1(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any successor provision to such rule..

Notwithstanding Subsections 2.2.1., 2.2.4., 2.2.5., 2.2.6., 2.2.7. and 2.2.8. above, the Committee may, under exceptional and limited circumstances, have one (1) member who is not “independent”; provided, that (i) such member is not a current officer or employee or a family member of an officer or employee of the Company or any parent or subsidiary of the Company, (ii) the Board determines that membership on the Committee by such individual is required by the best interests of the Company and its stockholders and (iii) the Board discloses, in the Company’s proxy statement prepared in connection with its next annual meeting of stockholders subsequent to such determination, the details of such individual’s relationship with the Company that would otherwise prohibit such individual from being considered “independent” and the reasons for the Board’s determination that the membership of such individual on the Committee is required by the best interest of the Company and its stockholders.

2.3.                              Financial Statements.  No person that shall have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years may be a member of the Committee.

2.4.                              Financial Literacy.  Each member of the Committee shall be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement.  In addition, at least one member of the Committee must qualify as an audit committee financial expert as defined by the SEC.  Under the SEC’s rule, “audit committee financial expert” is defined to mean a person who has the following five attributes:

(i)                                     an understanding of GAAP and financial statements;

(ii)                                  the ability to assess the general application of GAAP in connection with the accounting for estimates, accruals and reserves;

(iii)                               experience preparing, auditing, analyzing or evaluating financial statements of a breadth and level of complexity of accounting generally comparable to those that can reasonably be expected to be raised by the company’s financial statements, or experience actively supervising one or more persons engaged in such activities;

(iv)                              an understanding of internal controls and procedures for financial reporting; and

(v)                                 an understanding of audit committee functions.

The rule further provides that such person must have acquired these five attributes through:

(i)                                     education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions;

(ii)                                  experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions;

(iii)                               experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or

(iv)                              other relevant experience.

3.               Authority.

3.1.                              Education.  To help ensure that the members of the Committee have the proper knowledge to perform their responsibilities, Committee members shall have the authority, at the Company’s expense, to attend outside educational programs, retain outside professionals to conduct educational programs and undertake other appropriate steps to keep current with developments in accounting, disclosure, risk management, internal controls and auditing matters that are relevant to the carrying out of the Committee’s responsibilities.

3.2.                              Advisors.  The Committee shall have the authority to retain, at the Company’s expense, independent legal, financial and other advisors (“Advisors”) it deems necessary to fulfill its responsibilities.

3.3.                              Investigations.  The Committee shall have the authority to conduct investigations that it deems necessary to fulfill its responsibilities.

3.4.                              Information.  The Committee shall have the authority to require any officer, director or employee of the Company, the Company’s outside legal counsel and the External Auditor to meet with the Committee and any of its Advisors and to respond to their inquiries.  The Committee shall have full access to the books, records and facilities of the Company in carrying out its responsibilities.

3.5.                              Funding.  The Committee shall have the authority to determine, on behalf of the Company, the compensation of (i) the External Auditor for its services in rendering an audit report and (ii) any Advisors employed by the Company pursuant to Section 3.2.

4.               Meetings.

4.1.                              Frequency of Meetings.  The Committee shall meet at least once per fiscal quarter in connection with (i) its review of the Company’s financial statements and the Company’s disclosures that are to be included in its Form 10-Q and Form 10-K filings with the SEC, including the disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and (ii) the preparation of the Committee’s report to be included in the Company’s proxy statement in connection with the Company’s annual meeting of stockholders pursuant to Section 11.4 below, if such report is required by applicable law.  The Chairperson may call a special meeting at any time he or she deems advisable.

4.2.                              Executive Sessions.  The Committee shall maintain free and open communication with (i) the Company’s chief executive officer (“CEO”), (ii) the Company’s chief financial officer (“CFO”), (iii) the Company’s chief of internal auditing (“Internal Auditor”), (iv) the External Auditor, and (v) the Company’s general counsel (“General Counsel”) and shall periodically meet in separate executive (private) sessions with each such person, to discuss any matters that the Committee or any such person believes should be discussed privately with the Committee.

4.3.                              Minutes.  Minutes of each meeting of the Committee shall be kept to document the discharge by the Committee of its responsibilities and a copy thereof shall be sent to the members of the Board.

4.4.                              Quorum.  A quorum shall consist of the greater of one-third of the Committee’s membership or two persons.  All action taken by the Committee shall be deemed approved on the vote of a majority of its members.

4.5.                              Agenda.  The Chairperson of the Committee shall prepare an agenda for each meeting of the Committee, in consultation with Committee members and any appropriate member of Company’s management or staff, as necessary.  As requested by the Chairperson, members of  the Company’s management and staff shall assist the Chairperson with the preparation of any background materials necessary for any Committee meeting.

4.6.                              Presiding Officer.  The Chairperson of the Committee shall preside at all Committee meetings.  If the Chairperson is absent at a meeting, a majority of the Committee members present at a meeting shall appoint a different presiding officer for that meeting.

5.               General Oversight.  The Committee’s responsibilities shall include review of (i) major issues regarding accounting principles and financial statement presentation, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; (ii) any analyses prepared by management or the External Auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any analyses of the effects of alternative generally accepted accounting principles (“GAAP”) methods on the presentation of the Company’s financial statements; (iii) the effect of regulatory and accounting industry initiatives, as well as off-balance sheet structures, on the Company’s financial statements; and (iv) press releases that contain information with respect to the historical or projected financial performance of the Company (with particular attention on the use of “pro forma,” or “adjusted” non-GAAP, information).

6.               External Auditor Oversight.

6.1.                              Selection and Evaluation.  Subject to shareholder ratification, if such ratification is required by applicable law or the certificate of incorporation or the bylaws of the Company, the Committee shall have sole responsibility for the appointment, retention, oversight, termination and replacement of the External Auditor and for the approval of all audit and engagement fees.  The Committee shall annually, following the completion of the Audit Reports and at such other times as it deems appropriate, evaluate the performance of the External Auditor, including a specific evaluation of the External Auditor’s lead (or coordinating) audit partner having primary responsibility for the Company’s audit..

6.2.                              Pre-Approval of External Auditor Services.

6.2.1.                     Committee Pre-Approval.  No audit services or non-audit services shall be provided to the Company by the External Auditor unless first pre-approved by the Committee and unless permitted by applicable securities laws and the rules and regulations of the SEC.  If the Committee approves an audit service within the scope of the engagement of the External Auditor, such audit service shall be deemed to have been pre-approved for purposes of this Section.

6.2.2.                     Pre-Approval Exception.  Pre-approval shall not be required under Section 6.2.1. for non-audit services provided by the External Auditor, if (i) the aggregate amount of all such non-audit services provided to the Company constitutes not more than the five percent (5%) of the total amount of revenues paid by the Company to the External Auditor during the fiscal year in which such non-audit services are provided, (ii) such non-audit services were not recognized by the Company at the time of the External Auditor’s engagement to be non-audit services, and (iii) such non-audit services are promptly brought to the attention of the Committee and approved by the Committee prior to the completion of the audit.

6.2.3.                     Delegation of Pre-Approval Authority.  The Committee may delegate to one (1) or more members of the Committee the authority to grant pre-approval of non-audit services required by this Section, including the pre-approval described in clause (iii) of Section 6.2.2.  The decision of any member to whom such authority is delegated to pre-approve non-audit services shall be presented to the full Committee for its approval at its next scheduled meeting.

6.3.                              Independence.  The Committee shall periodically meet with management, the Internal Auditor and the External Auditor to assess and satisfy itself that the External Auditor is “independent” in accordance with the rules and regulations of the SEC.  The Committee shall annually obtain from the External Auditor a written statement delineating (i) all relationships between the External Auditor and the Company that may impact the External Auditor’s objectivity and independence, (ii) confirmation that none of the Company’s CEO, controller, CFO, chief accounting officer, Internal Auditor, or any person serving in an equivalent position to any of the foregoing for the Company, was employed by such External Auditor and participated in any capacity in the audit of the Company during the one (1) year period preceding the date of the initiation of the audit for which the External Auditor is engaged,,and (iii) all the disclosures required by Independence Standards Board Standard No. 1.

6.4.                              Quality Control.  The Committee shall annually obtain from the External Auditor a written report describing (i) the External Auditor’s internal quality-control procedures; and (ii) any material issues raised by (a) the External Auditor’s most recent internal quality-control review, or peer review or (b) any inquiry or investigation by governmental or accounting profession authorities, in each case, within the preceding five years, respecting one or more independent audits carried out by the External Auditor, and any steps taken to deal with any such issues.

6.5.                              Audit Partner Rotation.  The Committee shall annually obtain from the External Auditor a written statement confirming that neither the lead (or coordinating) audit partner having primary responsibility for the Company’s audit nor the audit partner responsible for reviewing the Company’s audit has performed audit services for the Company in each of the Company’s five (5) previous fiscal years.

6.6.                              External Auditor Reports Review.  The Committee shall review with management, the Internal Auditor and the External Auditor (i) the reports required to be prepared by the External Auditor under Section 10A(k) of the Exchange Act regarding (a) all critical accounting policies and practices used by the Company and (b) all alternative treatments of the Company’s financial information within GAAP that have been discussed with management, the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the External Auditor; and

(ii) all other material written communications between the External Auditor, management and the Internal Auditor, such as any management letter or schedule of unadjusted differences.

6.7.                              Internal Control Assessment.  Effective for the Company’s year ending December 31, 2005, and annually thereafter, the Committee shall obtain from the External Auditor a written report in which the External Auditor attests to and reports on the assessment of the Company’s internal controls made by the Company’s management.

6.8.                              Accountability of External Auditor.  The External Auditor shall report directly to the Committee and shall be ultimately accountable to the Committee.  The Committee shall obtain an annual written statement from the External Auditor confirming its accountability to the Committee.

6.9.                              Audit Assessment.  The Committee shall regularly review with management, the Internal Auditor and the External Auditor any problems or difficulties encountered in connection with the audit process, including any restrictions on the scope of the External Auditor’s activities or on access to requested information, any accounting adjustments that were noted or proposed by the External Auditor but that were passed (as immaterial or otherwise), any communications between the External Auditor’s team assigned to the Company’s audit and the External Auditor’s national office respecting auditing or accounting issues presented by the Company’s audit, and any “management” or “internal control” letter issued, or proposed to be issued, by the External Auditor to the Company.

6.10.                        SAS 61 Communications.  The Committee shall discuss with the External Auditor the matters required to be discussed under Statement on Auditing Standards No. 61.

6.11.                        Audit Disagreement Inquiry.  The Committee shall periodically inquire of management and the External Auditor as to any disagreements that may have occurred between them relating to the Company’s financial statements or disclosures.  The Committee shall have sole responsibility for the resolution of any disagreements between management and the External Auditor regarding financial reporting.

6.12.                        Hiring Policy.  The Committee will, on an annual basis, confirm that the Company has not hired an employee of the External Auditor and that no employment shall be offered to an employee of the External Auditor without the prior written approval of the Committee.

7.               Internal Auditing Oversight.

7.1.                              Internal Auditing Staff.  The Committee shall annually evaluate the performance of the Internal Auditor and the internal auditing department with management and the External Auditor.

7.2.                              Internal Audit Process.  The Committee shall oversee the Company’s internal audit function and any other appropriate control process in place for reviewing and approving the Company’s internal transactions and accounting; provided, that (i) this Section 7.2 shall not be construed to require the Company to establish a separate internal audit department or dedicate employees to the task on a full-time basis and

(ii) the Company may choose to outsource this function to a firm other than any External Auditor.  The Committee shall meet periodically, at its discretion, with the Internal Auditor, the External Auditor and management to review (i) plans for the internal audit program (including scope, responsibilities, budget and staffing) for the coming year, (ii) the coordination of such plans with the work of the External Auditor, and (iii) the progress and results of the internal auditing process.

7.3.                              Internal Audit Reports.  The Committee shall meet periodically, at its discretion, with the Internal Auditor to review any significant reports to management prepared by the internal auditing staff.  The Internal Auditor shall provide a summary of all significant internal audit reports to the Committee each quarter.

8.               Financial Statements and Disclosure Oversight.

8.1.                              SEC Filings, Earnings Releases and Guidance.  Prior to the filing by the Company with the SEC of any annual report on Form 10-K or any quarterly report on Form 10-Q, the Committee shall review with management and the External Auditor the financial statements and the disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein.  In addition, the Committee shall periodically, at its discretion, review with management and the External Auditor the Company’s procedures (including types of information to be disclosed and the type of presentation to be made) with respect to press releases that contain information regarding the Company’s historical or projected financial performance and the provision of any such information, earnings guidance or other financial information to a financial analyst or rating agency.  Such reviews should include consideration of (i) off-balance sheet transactions, obligations (including contingent obligations) and other relationships with unconsolidated entities or other persons that may have a current or future effect on the Company’s financial condition, results of operation, liquidity, capital expenditures or significant components of revenues or expenses, (ii) pro forma financial information, including any information required to reconcile such information with financial information prepared in accordance with GAAP; (iii) underlying estimates upon which the presented financial information is based; (iv) the reasonableness of significant judgments made in the preparation of the presented financial information; (v) whether, notwithstanding proper technical application of the applicable accounting rules, the presented financial information conforms to the accounting principles upon which the relevant accounting rules are based; and (vi) whether, notwithstanding proper technical application of the applicable accounting rules, the presented financial information misleads investors as to the Company’s underlying economic condition.

8.2.                              Accounting Changes.  The Committee shall, before their implementation, review with management and the External Auditor and approve all significant changes proposed to be made in the Company’s accounting principles and practices.

8.3.                              Adequate Disclosure.  The Committee shall periodically, at its discretion, inquire of management, the External Auditor, the General Counsel and, if the Committee deems it appropriate, outside legal counsel as to whether the Company’s financial statements comport with the disclosure requirements of federal securities laws, notwithstanding their conformity to accounting principles and practices.

8.4.                              Criticisms.  The Committee shall periodically, at its discretion, inquire of management, the General Counsel and the External Auditor as to their knowledge of any criticism of the Company’s financial statements or disclosures by any financial analysts, rating agencies, media sources or other reliable third-party sources.  The Committee shall establish procedures for (i) the receipt, retention, investigation and resolution of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential anonymous submission by the Company’s employees of concerns regarding questionable accounting or auditing matters.

9.               Internal Controls and Compliance with Laws and Regulations and Code of Conduct Oversight.

9.1.                              Internal Controls and Compliance Policies.  For the purpose of assessing their adequacy and effectiveness, the Committee (i) shall periodically, at its discretion, review and assess with management, the Internal Auditor, the General Counsel and the External Auditor (a) the Company’s internal control systems, including whether such controls are reasonably designed to ensure that appropriate information comes to the attention of the Committee in a timely manner, prevent violations of law and corporate policy and permit the Company to prepare accurate and informative financial reports, (b) the Company’s policies on compliance with laws and regulations, (c) the Company’s Code of Conduct, and (d) the methods and procedures for monitoring compliance with such policies; and (ii) shall elicit any recommendations for the improvement of the Code of Conduct and such controls, policies, methods and procedures.  The Committee shall review with management and the External Auditor, prior to its annual filing, the internal control report (containing the annual assessment of the effectiveness of the internal control structure and procedures of the Company for ensuring the accuracy of public disclosures) that is required to be filed by the Company with the SEC on Form 10-K.

9.2.                              Information Security.  The Committee shall periodically, at its discretion, review and assess with management and the External Auditor the adequacy of the security for the Company’s information systems and the Company’s contingency plans in the event of a systems breakdown or security breach.

9.3.                              Code of Conduct Violations.  The Committee shall periodically, at its discretion, inquire of management, the Internal Auditor and the External Auditor as to their knowledge of (i) any violation of the Code of Conduct, (ii) any waiver of compliance with the Code of Conduct, and (iii) any investigations undertaken with regard to compliance with the Code of Conduct.  The Committee shall not have the power to grant waivers to the Code of Conduct.  Any waiver of the Code of Conduct with respect to a director or executive officer may only be granted by the Board.  All waivers granted by the Board shall be promptly reported to the entire Board and be publicly disclosed as required by the rules and regulations of the SEC and NASDAQ.

9.4.                              Misconduct Allegations.  The Committee shall periodically, at its discretion, inquire of management and the General Counsel of their knowledge of any allegations of director or officer misconduct or misconduct by the Company (whether made by employees or third parties).

9.5.                              Disagreements with Legal Counsel.  The Committee shall periodically, in its discretion, inquire of management, the General Counsel and, if appropriate, outside legal counsel of any disagreements that may have occurred between management and legal counsel regarding any public disclosures or any other legal compliance issue.

9.6.                              Related Party Transactions Oversight.  The Company shall not enter into a related party transaction unless such transaction is approved by the Committee after a review of the transaction by the Committee for potential conflicts of interest.  A transaction will be considered a “related party transaction” if the transaction would be required to be disclosed under Item 404 of Regulation S-K.

10.         Risk Management Oversight.

10.1.                        Risk Exposure.  The Committee shall periodically meet with management and each External Auditor to review and discuss (i) guidelines and policies with respect to risk assessment and risk management to the extent necessary or appropriate to govern the process by which the Company’s risk assessment and management is undertaken and handled (although the Committee is not required to be the sole body responsible for risk assessment and management) and (ii) the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.  If the Company manages and assesses its risk through mechanisms other than the Committee, the mechanisms need not be replaced by the Committee, but the processes in place should be reviewed in a general manner by the Committee.

10.2.                        Insurance.  The Committee shall periodically review and assess with management and the General Counsel insurance coverage, including Directors and Officers Liability, property and casualty loss, well control, errors and omissions and surety bonds.

10.3.                        Special-Purpose Entities and Off-Balance Sheet Transactions.  The Committee shall periodically meet with management, the Internal Auditor, the General Counsel and the External Auditor to review and assess all “special-purpose” entities of the Company and all complex financing transactions involving the Company, including all related off-balance sheet accounting matters.

10.4.                        Consultation with Legal Counsel.  The Committee shall periodically, at its discretion, review with the General Counsel and, if the Committee deems it appropriate, outside legal counsel legal matters (including material claims, pending legal proceedings, government investigations and material reports, notices or inquires received from governmental agencies) that may have a significant impact on the Company’s financial statements or risk management.

11.         Reports and Assessments.

11.1.                        Board Reports.  The Chairperson of the Committee shall, periodically, at his or her discretion or at the Board’s request, report to the Board on Committee actions and on the fulfillment of the Committee’s responsibilities under this Charter.  Such reports shall include any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s External Auditors and the performance of the Company’s internal audit function.

11.2.                        Charter Assessment.  The Committee shall annually assess the adequacy of this Charter and advise the Board of its assessment and of its recommendation for any changes to the Charter.

11.3.                        Committee Self-Assessment.  The Committee shall annually make a self-assessment of its performance and shall report the results of such self-assessment to the Board.

11.4.                        Proxy Statement Report.  The Committee shall prepare an annual report as required by the rules and regulations of the SEC and submit it to the Board for inclusion in the Company’s proxy statement prepared in connection with its annual meeting of stockholders, if such report is required by applicable law.

11.5.                        Recommend Action.  The Committee shall annually make a determination as to whether to recommend to the Board that the audited financials (certified by the External Auditor) be included in the Company’s annual report on Form 10-K for filing with the SEC.

11.6.                        Board Access to External Auditor.  The Committee shall, whenever the Board of Directors or the Committee deems it appropriate, have the External Auditor attend a meeting of the Board to discuss specific issues and to answer questions from the directors.

12.         General.

12.1.                        Financial Statement Responsibility.  The Company’s management is responsible for the preparation, presentation and integrity of the Company’s financial statements and disclosures, and the External Auditor is responsible for auditing year-end financial statements and reviewing quarterly financial statements and conducting other procedures.  It is not the duty of the Committee to certify the Company’s financial statements, to guarantee the External Auditor’s report or to plan or conduct audits.  Since the primary function of the Committee is oversight, the Committee shall be entitled to rely on the expertise, skills and knowledge of management, the Internal Auditor and the External Auditor and the accuracy of information provided to the Committee by such persons in carrying out its oversight responsibilities.  Nothing in this Charter is intended to change the responsibilities of management and the External Auditor.

12.2.                        Charter Guidelines.  While the responsibilities of the Committee set forth in Section 5 through 11 above are contemplated to be the principal recurring activities of the Committee in carrying out its oversight function, these responsibilities are to serve as a guide with the understanding that the Committee may diverge from them as it deems appropriate given the circumstances.